   CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND ARE THE SUBJECT OF
    A CONFIDENTIAL TREATMENT REQUEST FILED WITH THE SECURITIES AND EXCHANGE
          COMMISSION. THE OMITTED PORTIONS ARE DESIGNATED AS "XXXXX".


                       DATED THE 2ND DAY OF OCTOBER 1995
                       ---------------------------------


                                    Between


                        (1) AMERICAN FINE WIRE LIMITED

                      (2) AMERICAN FINE WIRE CORPORATION

                          (3) DR MULLER FEINDRAHT AG
                                (as Purchasers)

                                      And

                       (4) ROTHSCHILD AUSTRALIA LIMITED
                                 (as Supplier)


                       =================================

                              AMENDMENT AGREEMENT

                       =================================


                                DREW & NAPIER,
                          20, Raffles Place, #17-00,
                                 Ocean Towers,
                               Singapore 048820

     THIS AMENDMENT AGREEMENT is made on the 2nd day of October 1995 BETWEEN:
     ------------------------                                        --------


(1)  AMERICAN FINE WIRE LIMITED ("AFW Ltd"), a corporation established under the
     --------------------------
     laws of the Cayman Islands acting through its Singapore branch at 15, Senoko Avenue, Woodlands East, Singapore 758305;

(2)  AMERICAN FINE WIRE CORPORATION ("AFW Corp"), a corporation established
     ------------------------------
     under the laws of the State of Alabama, United States of America with its principal place of business at 907 Ravenwood Drive, P.O. Box 966, Selma, Alabama 36701, United States of America;

(3)  DR MULLER FEINDRAHT AG ("Muller"), a corporation established under the laws
     ----------------------
     of Switzerland with its principal place of business at Zuercharatrasse 73, CH-8800 Thalwil Zurich, Switzerland;

(collectively referred to as the "Purchasers" and individually referred to as a "Purchaser"); and

(4)  ROTHSCHILD AUSTRALIA LIMITED (the "Supplier"), a corporation established
     ----------------------------
     under the laws of Australia with its registered office at 5th floor, 37 St. Georges Terrace, Perth 6000, Western Australia.

     WHEREAS:
     -------

(A) On 31 December 1992, the parties entered into an agreement (the "Gold Supply Agreement") whereby the Supplier agreed to supply Gold to each of the Purchasers, and each of the Purchasers agreed to purchase Gold from the Supplier, on a consignment basis upon the terms and conditions set out in the Gold Supply Agreement.

(B) The Purchasers wish to amend the Gold Supply Agreement and have requested the Supplier to agree to the amendments, which the Supplier has agreed to do on the terms and subject to the conditions of this Amendment Agreement.

(C)  This Amendment Agreement is supplemental to the Gold Supply Agreement.

     IT IS HEREBY AGREED as follows:
     -------------------

1.   INTERPRETATION
     --------------

(A) All terms and references used in the Gold Supply Agreement and which are defined or construed in the Gold Supply Agreement but are not defined or construed in this Amendment Agreement shall have the same meaning and construction in this Amendment Agreement.

(B) The headings in this Amendment Agreement are inserted for convenience only and shall be ignored in construing this Amendment Agreement.

2.   CONDITIONAL AGREEMENT
     ---------------------

(A) The provisions of this Amendment Agreement are conditional upon the Supplier receiving n(in form and substance satisfactory to the Supplier) from:

     (i) each Purchaser (as the case may be), certified copies of all actions required to be taken by such Purchaser (as the case may be) to approve this Amendment Agreement and/or the Security Documents and to authorize the persons specified therein to sign this Amendment Agreement and/or the Security Documents and (where applicable) the affixation of the corporate seals thereto, and take any action required under or in connection with this Amendment Agreement and/or the Security Documents on such Purchaser's behalf;

     (ii) AFW Ltd., a duly executed copy of a further debenture (in form and substance acceptable to the Supplier) which is supplemental to the Debenture executed by AFW Ltd. on 31 December 1992 in favour of the Supplier;

     (iii) the Purchasers or such other party as the Supplier may specify, a duly executed copy or copies of such agreement(s), security document(S) or other document(s) as the Supplier may require, necessary to secure the liabilities and obligations of the Purchasers under the Gold Supply Agreement as so amended; and

     (iv) from each Purchaser and the Holding Company, the documents referred to in Part II of Schedule 1.

(B) The Amendment Agreement is also subject to the further conditions precedent that as at the data hereof:

     (i) the warranties contained in Clause 13 of the Gold Supply Agreement (up-dated mutatis mutandis to the date hereof) are true and correct save that (a) references in such warranties to the Gold Supply Agreement shall be construed as references to the Gold Supply Agreement as amended by this Amendment Agreement and (b) references to the accounts and consolidated accounts of any of the Purchasers shall refer to the latest accounts and consolidated accounts delivered to the Supplier by the Purchaser;

     (ii) no Event of Default or Potential Event of Default has occurred or will occur as a result of the entry into by any Purchaser of this Amendment Agreement.

(C) The above conditions are for the protection of the Supplier and may be waived by it in its sole discretion. Any such waiver shall only be effective if in writing.

3.   AMENDMENTS TO GOLD SUPPLY AGREEMENT
     -----------------------------------

     The Gold Supply Agreement is hereby amended so that it reads as set forth in the documented appended hereto as Schedule 2.

4.   ADDITIONAL PROVISIONS
     ---------------------

(A) AFW Corp. confirms that it agrees to the amendments made by this Amendment Agreement and that the security agreement dated 31 December 1992 (the "Security Agreement") between AFW Corp. and the Supplier continues to apply to the Gold Supply Agreement as so amended and references in the Security Agreement to any particular provision contained in the Gold Supply Agreement shall be to such provision as so amended.

(B) Each Purchaser confirms that it agrees to the amendments made by this Amendment Agreement and that the respective Guarantee and Indemnity executed by it in favour of the Supplier (and which is described more particularly in Part I of Schedule 1) continues to apply to the Gold Supply Agreement as so amended and references in such Guarantee and indemnity to any particular provision in the Gold Supply Agreement shall be to such provision as so amended.

5.   INCORPORATION
     -------------

(A) This Amendment Agreement shall be construed as one with the Gold Supply Agreement. Accordingly, the term "Gold Supply Agreement" as used in the Gold Supply Agreement and all other instruments and agreements executed thereunder or pursuant thereto shall for all purposes refer to the Gold Supply Agreement as amended by this Amendment Agreement.

(B) Except to the extent each is expressly amended by the terms of this Amendment Agreement, the Gold Supply Agreement and all other instruments and agreements executed thereunder or pursuant thereto shall remain in full force and effect.

6.   GOVERNING LAW
     -------------

     This Amendment Agreement shall be governed by and construed in accordance with the laws of Singapore and the parties hereby submit to the non-exclusive jurisdiction of the courts of Singapore in relation to any legal action or proceedings arising out of or in connection with this Amendment Agreement.

                                   SCHEDULE 1
                                   ----------

Part I

GUARANTEES AND INDEMNITIES
--------------------------

(a) Guarantee and Indemnity dated 31 December 1992 executed by AFW Ltd. in favour of the Supplier.

(b) Guarantee and Indemnity dated 31 December 1992 executed by AFW Corp. in favour of the Supplier.

(c) Guarantee and Indemnity dated 31 December 1992 executed by Muller in favour of the Supplier.

Part II

DOCUMENTS
---------

1. Memoranda and Articles of Association or their equivalents in their respective jurisdictions of each of the Purchasers and the Holding Company.

2. Certified copies of all forms and documents necessary for the registration and lodgment (if necessary) of the Security Documents in any appropriate registry duly signed by the Purchasers and evidence of such registration and lodgment having been duly completed.

3. Legal opinion of legal counsels from Alabama and the Cayman Islands which are satisfactory to the Supplier as to the validity and enforceability of the Gold Supply Agreement as amended by this Amendment Agreement and the Security Documents according to their terms and of the choice of governing law.

                                   SCHEDULE 2
                                   ----------

             GOLD SUPPLY AGREEMENT INCORPORATING AGREED AMENDMENTS
                                 (As appended)

                       DATED     31     DECEMBER     1992
                       ----------------------------------



                                    Between


                          ROTHSCHILD AUSTRALIA LIMITED


                           AMERICAN FINE WIRE LIMITED


                         AMERICAN FINE WIRE CORPORATION


                                      And


                             DR MULLER FEINDRAHT AG



                         ==============================

                             GOLD SUPPLY AGREEMENT

                         ==============================



                                 DREW & NAPIER,
                           20, Raffles Place, #17-00,
                                 Ocean Towers,
                                Singapore 048620

     THIS AGREEMENT is made on 31st December 1992 AMONG:
     --------------                               -----


(1)  ROTHSCHILD AUSTRALIA LIMITED (the "Supplier"), a  corporation established
     ----------------------------
     under the laws of Australia with its registered office at 5th Floor, 37 St Georges Terrace, Perth 6000, Western Australia;

(2)  AMERICAN FINE WIRE LIMITED ("AFW Ltd"), a corporation established under the
     --------------------------
     laws of the Cayman Islands acting through its Singapore branch at 15, Senoko Avenue, Woodlands East, Singapore 758305;

(3)  AMERICAN FINE WIRE CORPORATION ("AFW Corp"), a corporation  established
     ------------------------------
     under the laws of the State of Alabama, United States of America with its principal place of business at 907 Ravenwood Drive, P.O. Box 966, Selma, Alabama 36701; and

(4)  DR MULLER FEINDRAHT AG ("Muller"), a corporation established under the laws
     ----------------------
     of Switzerland with its principal place of business at Zuercherstrasse 73, CH-8800 Thalwil Zurich, Switzerland.


     WHEREAS:
     -------

(A) Each of the Purchasers (as defined below) are in the business of manufacturing and selling gold fine wire and require Gold (as defined below) for the purposes of the said business.

(B) The Supplier is desirous of supplying to each of the Purchasers and each of the Purchasers is desirous of purchasing the Gold from the Supplier on a consignment basis on the terms and subject to the conditions set out in this Agreement.


     IT IS HEREBY AGREED as follows:
     -------------------

1.   DEFINITIONS AND INTERPRETATION
     ------------------------------

(A)  Definitions:  In this Agreement, unless the subject or context otherwise
     -----------
requires, the following words and expressions shall have the following meanings:

     "AFW Group" means the Purchasers;
      ---------

     "Agreed Suppliers" means the sources as agreed by the parties hereto in
      ----------------
     writing which will supply Gold to the Purchasers on behalf of the Supplier;

     "Approved Locations" means the addresses of the Purchasers as set out at
      ------------------
     the beginning of this Agreement or such other locations as are approved in writing by the Supplier;

     "Business Day" means a day on which banks are open in Sydney and Singapore
      ------------
     (but excluding Saturdays and Sundays);

     "Completion Date" means 4th January 1993 or such other date as the parties
      ---------------
     may agree in writing;

     "Consignment Fee Period" means the period for which the consignment fee is
     -----------------------
     calculated;

     "Consolidated Net Worth" has the meaning ascribed to it in Schedule 1 to
      ----------------------
     this Agreement;

     "Cost of Gold" means LIBOR less GOFO plus XXXXX per cent per annum provided
      ------------
     that if GOFO is greater than LIBOR the Cost of Gold shall be XXXXX per cent per annum and provided further that if any of the LIBOR, GOFO or GOFP rates cannot be determined in accordance with the foregoing procedures the rate for the relevant date shall be the rate as is determined by the Supplier having regard to comparable indices then available;

     "Currency of Account" means in respect of obligations payable in Gold,
      -------------------
     ounces of Gold and in respect of obligations payable in currency, US
     Dollars;

     "Current Assets" means the amount for the time being, equal to the
      --------------
     aggregate of:

          (i) the value of stock in trade and work in progress valued at the lower of cost or market value (except to the extent that any part thereof is beneficially owned by any other person);

          (ii) the value of debts owed and arising in the ordinary course of business (including prepayments) after making proper provisions for bad and doubtful debts;

          (iii) the amount (if any) by which cash held at bank exceeds an amount equivalent to all current liabilities (whether for the time being due or not) to any such bank;

          (iv)  cash in hand; and

          (v) all other assets classified as current under generally accepted accounting principles applicable to the Purchasers in their respective jurisdictions;

          where all those amounts and values are computed in the same manner and on the same accounting principles as they were computed for the purposes of the audited or unaudited consolidated accounts of the AFW Group last delivered to the Supplier;

     "Current Liabilities" means the amount for the time being, equal to the
      -------------------
     aggregate of the following:

          (i) bank overdrafts less the amount of any cash not included as an asset pursuant to paragraph (iii) of the definition of Current Assets;

          (ii)  any part of any other borrowings maturing within 12 months;

          (iii)  current creditors;

          (iv)  proposed dividends;

          (v)  taxation; and

          (vi) all other liabilities classified as current under generally accepted accounting principles;

          where all such amounts and values are computed in the same manner and on the same accounting principles as they were computed for the purposes of the then latest audited or unaudited consolidated accounts of the AFW Group last delivered to the Supplier;

     "Delivered Gold" means all the Gold delivered to the Purchasers pursuant to
      --------------
     this Agreement whether directly by the Supplier or indirectly through an Agreed Supplier; and products (whether in completed form or semi-completed form or otherwise) which are derived or manufactured from Gold delivered to the Purchasers pursuant to this Agreement (including but not limited to work in progress, finished goods, semi-finished goods, inventories, raw materials and scrap) and wherever located;

     "Delivery Charges" means, in relation to each Purchaser, the Delivery
      ----------------
     Charges set out against its name in Schedule 2 to this Agreement or such other charges as notified by the Supplier to the respective Purchaser in writing from time to time;

     "Event of Default" means any of the events of default described in Clause
      ----------------
     15;

     "Fair Market Value" means the price determined by each day's Second London
     ------------------
     Gold Fixing (or if no such price is available for any day, the previous available Second London Gold Fixing shall be substituted in lieu);

     "Fixing Charges" means, in relation to each Purchaser, the fixing charges
      --------------
     set out against its name in Schedule 2 to this Agreement or such other charges as notified by the Supplier to the respective Purchaser in writing from time to time;

     "GOFO" means the average of mean offered quotations for the Consignment Fee
      ----
     Period as at 10.00 a.m. GMT for each of the 3 Business Days which immediately precede the commencement of that Consignment Fee Period for London Interbank Forward Bullion Rates quoted on Reuters Monitor System pages GOFO and GOFP for US Dollars for that Consignment Fee Period;

     "Gold" means Gold Bullion 99.99 per cent fine in large bar or kilo bar or
      ----
     anodes from the Agreed Suppliers;

     "Guarantors" means the Purchasers;
      ----------

     "Holding Company" means Kulicke and Soffa Industries, Inc.;
      ---------------

     "K&S Group" means the Holding Company and its subsidiaries;
      ---------

     "LIBOR" means in relation to any Consignment Fee Period the average of mean
      -----
     offered quotations for US Dollars deposits in an amount comparable to the Outstanding Balance of the Delivered Gold for that Consignment Fee Period which appear on page LIBO of the Router Monitor Money Rates Service (or such other page as may replace the LIBO page for the purpose of displaying London Inter-bank US Dollars offered rates of leading reference banks) as at 11.00 a.m. London time for each of the 3 Business Days immediately preceding the commencement of that Consignment Fee Period;

     "Outstanding Balance" means all the Delivered Gold which has not been
      -------------------
     purchased by the Purchasers pursuant to Clause 6;

     "Permitted Security" means such security as may be given by AFW Ltd. to a
      ------------------
     financial institution to secure borrowing by AFW Ltd. from that financial institution in an amount not exceeding US$4,000,000 and insofar as the Permitted Security affects property or assets of the Purchasers over which a similar security interest has been or will be created by or pursuant to any of the Security Documents, then the arrangements between the Supplier and that financial institution in relation to the priority of their respective security interests shall be of substantially similar effect to that which applies between the Supplier and Citibank N.A. under the Deed of Priority entered into on 31 December 1992 between Citibank N.A., AFW Ltd. and the Supplier.

     "Potential Event of Default" means any event or circumstances which, if it
      --------------------------
     continued after the giving of any notice or the expiry of any grace period, would become an Event of Default and in respect of which, in the reasonable opinion of the Supplier, appropriate steps have not been or will not be taken to prevent such event or circumstance from becoming an Event of Default;

     "Price" means the sum of the Second London Gold Fixing; and the Fixing
      -----
     Charges;

     "Purchasers" means AFW Ltd, AFW Corp and Muller (and "Purchaser" means any
      ----------                                           ---------
     of them);

     "Security Documents" means the documents as set out in Schedule 3 to this
      ------------------
     Agreement in form and substance satisfactory to the Supplier including all amendments, modifications or supplemental agreements relating thereto and any and every other document from time to time executed to secure the obligations and liabilities of the Purchasers or any of them under this Agreement;

     "Settlement Limit" means the maximum amount of the Price outstanding and
      ----------------
     unpaid by all of the Purchasers to the Supplier hereunder at any one time being US $1,000,000 or such other amount as the parties may agree in writing;

     "Supplier's Account" means the Supplier's account with such bank in
      ------------------
     Australia as the Supplier shall specify to each Purchaser from time to time;

     "Supply Limit" means the maximum amount of Gold which the Supplier is at
      ------------
     any particular time obliged to supply to the Purchasers hereunder being the lesser of (i) Delivered Gold (but not including Gold the Price of which has been paid to the Supplier) the Fair Market Value of which does not exceed US $16,000,000 and (ii) 36,000 troy ounces of Delivered Gold (but not including Gold the Price of which has been paid to the Supplier); and

     "US Dollars" and the symbol "US $" mean the lawful currency of the United
      ----------                  ----
     States of America;

     and the expression "subsidiary" and "related company" shall bear the meaning assigned thereto in sections 5 and 6 respectively of the Singapore Companies Act (Cap. 50).

(B)  Interpretation:
     --------------

     (v) Any reference to a statutory provision shall include such provision as from time to time modified or re-enacted so far as such modification or re-enactment applies or is capable of applying to any transactions entered into hereunder.

     (vi) References to Clauses and Schedules are to Clauses of and Schedules to, this Agreement.

     (vii) The headings are for convenience only and shall not affect the interpretation hereof.

     (viii) Unless the context otherwise requires, references to the singular number shall include references to the plural number and vice versa and references to natural persons shall include bodies corporate.


2.   CONDITIONS PRECEDENT
     --------------------

     (A) Conditional Agreement:  The obligations of the Supplier under this
         ---------------------
Agreement are conditional upon:

     (i) the Supplier receiving on or before the Completion Date, the duly executed Security Documents listed in Schedule 3;

     (ii) the completion by the Purchasers, of all filings, recordings or other actions necessary to perfect and make enforceable the charges, liens, encumbrances and security interests created by the Security Documents and presentation by the Purchasers to the Supplier of reasonable evidence thereof;

     (iii) the Supplier receiving the documents set out in Schedule 4 to this Agreement in form and substance satisfactory to it;

     (iv) completion, on or before the Completion Date, by the Supplier of an inventory audit, safety procedure audit and technical due diligence and the results of such an audit being satisfactory to the Supplier; and

     (v) all representations, undertakings and warranties of each of the Purchasers under this Agreement having been complied with and are true, accurate and correct at and as if made on the Completion Date.

(B)  Best Endeavors:  Each party shall use its best endeavors to procure the
     --------------
fulfillment of the conditions precedent set out in sub-Clause (A) above, on or before the Completion Date and with respect to the conditions precedent in (ii) above, on or before the date specified therein, and in particular shall furnish such information, supply such documents as should be in their possession and do all such acts and things as may be required to enable such conditions to be fulfilled insofar as it is the responsibility or obligation of any such party so to do. PROVIDED that nothing herein contained shall prevent the Supplier from conducting further inventory audits, safety procedures and technical due diligence after the fulfillment of the condition set out in Clause 2(A)(iv) above.

(C)  Non-fulfillment of Conditions:  If any of the above conditions is not
     -----------------------------
fulfilled and is not waived by the Supplier, this Agreement shall ipso facto cease and determine and all the parties hereto shall be released from their obligations under this Agreement and none of the parties hereto shall have any claim against the others for costs, damages, compensation or otherwise except
(i) in respect of any breach by any party of sub-Clause (B) above and (ii) that if the non-fulfillment of Clause 2(A)(iv) was caused by the Supplier's default, each party shall bear its own costs and expenses, otherwise the Purchasers shall remain liable to pay the costs and expenses referred to in Clause 25.


3.   SUPPLY OF GOLD
     --------------

     Provided that no Event of Default or Potential Event of Default has occurred hereunder, the Supplier agrees to deliver to the Purchasers upon the request of any of the Purchasers from time to time, quantities of Gold subject to availability of Gold and to the terms and conditions of this Agreement, provided however, that in no event shall the Supplier be obliged to deliver to any Purchaser Gold in excess of the Supply Limit or in the event that the Settlement Limit is exceeded. The maximum amount of Gold which the Supplier shall be required to deliver to any particular Purchaser shall not exceed the sub-limit set out against that Purchaser's name in Schedule 5 to this Agreement.


4.   DELIVERY OF GOLD
     ----------------

(A) Subject to events of force majeure, all deliveries of Gold by the Supplier shall be made to the Purchasers at the Approved Locations and within 2 usiness Days of notice or request by the Purchasers. Upon delivery of the Gold, each Purchaser shall pay to the Supplier the Delivery Charges as set out against its name in Schedule 2 to this Agreement.

(B) It shall be a condition of this Agreement that all Gold shall be delivered by the Agreed Suppliers, subject to availability and Clause 23. If for any reason the gold delivered is not 99.99% fine gold, the Purchasers' sole remedy is to reject the gold delivered and return the gold to the Supplier with all transportation and insurance costs borne by the Supplier and the

Supplier shall, subject to availability and Clause 23, deliver suitable replacement from other Agreed Suppliers.

(C) The Supplier disclaims all other express or implied warranties with respect to Gold delivered to any Purchaser hereunder, and in particular disclaims any express or implied warranties of merchantability or fitness for a particular purpose of the Gold delivered to any Purchaser hereunder.


5.   RISK AND TITLE
     --------------

(A) The Gold shall be at the Purchasers' risk as from delivery. Upon delivery of the Gold to such location as designated by the Purchaser, the Gold shall be deemed delivered to the Purchaser.

(B) In spite of delivery having been made, title in the Delivered Gold shall not pass from the Supplier until the Delivered Gold is purchased from the Supplier in accordance with Clause 6. Notwithstanding any provision herein contained, no title in any Delivered Gold (whether or not purchase has taken place pursuant to Clause 6) shall pass from the Supplier after the occurrence of an Event of Default or Potential Event of Default, except for Delivered Gold the Price for which has actually been paid by the Purchaser(s) and received by the Supplier, or in respect of which the Supplier has expressly agreed in writing that title shall pass.

(C) Until title in the Delivered Gold passes to the Purchasers in accordance with sub-Clause (B) the Purchaser shall hold the Delivered Gold on a fiduciary basis as bailee for the Supplier. In this respect, each Purchaser undertakes to the Supplier that:

          (i) prior to the processing of any Delivered Gold, it shall store such Delivered Gold on its premises separately from its own Gold or those of any other person and in a manner which makes them readily identifiable as the Gold of the Supplier; and

          (ii) in respect of any Delivered Gold that has been processed it shall maintain records sufficiently detailed to determine the specific amount of any Delivered Gold by weight utilised for such purpose.

(D) Subject as provided in sub-Clause (E) below, where any Delivered Gold has been worked on in any way by any Purchaser, the work in progress thereof shall become and/or shall be deemed to be for all purposes to be the property of the Supplier.

(E) Where any Delivered Gold is admixed or united in any way with those of any Purchaser, the product thereof shall become and/or shall be deemed to be for all purposes to be the property of the Supplier to be held on trust on behalf of the Supplier and the Purchaser in the proportion of their respective contributions. If any Delivered Gold is admixed or united in any way with the property of any person or persons other than the Purchasers or are processed with or incorporated therein, the product thereof shall become and shall be deemed for all purposes to be owned in common with that other person or those other persons.

(F) Upon the occurrence of an Event of Default and until such time as title in any Delivered Gold passes from the Supplier, the Purchasers shall forthwith upon request deliver up such of that Delivered Gold is the Supplier may request. If any Purchaser fails to do so the Supplier may enter upon any premises owned, occupied or controlled by that Purchaser where the Delivered Gold are or believed to be situated and repossess the Delivered Gold.

(G) Except for the Permitted Security, the Purchasers shall not pledge, charge, or create any encumbrance or security interest over any Delivered Gold whether admixed or united in any way with those of any Purchaser or other persons, within their possession or control.

(H) It is understood between the parties hereto that in any sale of Delivered Gold by any Purchaser to its customers, nothing in this Agreement shall constitute or be deemed to constitute the Purchaser as agent of the Supplier for any purpose whatsoever.

(I) If any of the Approved Locations are located in premises not owned but rented by the Purchasers, the Purchasers shall notify the lessor of the respective premises on or before the Completion Date that, unless title in the Delivered Gold has passed to the Purchasers pursuant to this Clause 5, all Delivered Gold under this Agreement stored in the respective Approved Locations is kept by the Purchasers on a fiduciary bailee as bailee for the Supplier.

(J) In the case of a transfer of ownership of any premises of which any Approved Location is located:

     (i) the Purchasers shall promptly notify the Supplier of the name and address of the new owner of such premises; and

     (ii) the Purchasers shall promptly notify the new owner of the premises in the way described in sub-Clause (1) above.

(K) Notwithstanding the provisions contained in sub-Clauses (I) and (J) above, the Supplier shall be at liberty to notify any owner of the Approved Location promises regarding title of the Delivered Gold.

6.   PURCHASE
     --------

(A) The Purchasers shall purchase and be obligated to pay the Price for all Delivered Gold upon the transfer of custody thereof or of any product containing it to any person or entity other than a Purchaser or agent thereof. The Purchasers shall pay the Price for the Delivered Gold so purchased in accordance with the provisions of this Clause 6.

(B) Within 24 hours of any transfer of custody of Delivered Gold, each Purchaser shall give the Supplier written notice thereof in the form of telex, letter or facsimile transmission (and where the notice is in the form of a facsimile transmission, with a hard copy to follow immediately by post) which shall contain a sufficiently detailed description of the Delivered Gold so transferred and purchased, the quantity thereof and such details as the Supplier may require (the "Notice"). Upon receipt of the Notice, the Supplier shall promptly acknowledge receipt by written notice in the form of telex or facsimile transmission to such Purchaser.

(C) In order to fix the Price of the Delivered Gold so purchased, the Purchaser shall submit the Notice before 7 p.m. Singapore time in respect of Delivered Gold shipped out by Muller & AFW Corp the previous Business Day and in respect of Delivered Gold shipped out by AFW Ltd in the same Business Day. In the event there is no Second London Gold Fixing on the same Business Day in London, or the Purchaser submits the Notice to the Supplier after the above specified time, the Price shall be based on the Second London Gold Fixing on the following Business Day.

(D) The Supplier shall, prior to 9 a.m. Singapore time on the next Business Day after fixing of the Price, invoice the Purchasers by way of written notice in the form of telex or facsimile transmission to AFW Ltd.

(E) The Purchasers shall pay the Price payable for each purchase made hereunder to the Supplier in US Dollars and in immediately available funds to the Supplier's Account not later than 11 a.m. Singapore time on the date falling two Business Days from the date of the invoice.

(F) Notwithstanding any provision in this Agreement, the Purchasers shall not at any time purchase and the Supplier shall be under no obligation to sell the Delivered Gold to any Purchaser if at that time the aggregate sums payable to the Supplier by the Purchasers as described in the definition of Settlement Limit exceeds, or would as a result of such purchase exceed, the Settlement Limit. The Settlement Limit shall be subject to review by the Supplier at the expiration of every 6-month period commencing on the Delivery Date.

7.   FEE
     ---

(A) The Purchasers hereby agree to pay the Supplier a monthly consignment fee payable in arrears in ounces of Gold at the rate of the sum of Cost of Gold and XXXXX per cent per annum of the daily Outstanding Balance of Delivered
     Gold.

(B) The Purchasers shall pay the fees referred to in this Clause by 5 p.m. Singapore time on the Business Day following the date of invoice in immediately available funds.


8.   INTEREST AND PAYMENT
     --------------------

(A) If any sum in respect of the Price, the consignment fee or otherwise payable hereunder is not paid on the due date, the Purchasers shall pay interest payable in ounces of Gold or in US Dollars at Cost of Gold plus XXXXX per cent per annum until the total amount is paid in full. Such interest is to be calculated on the basis of the actual number of days elapsed and a 360-day year.

(B) If any sum becomes due for payment under or pursuant to this Agreement on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.


9.   UNDERTAKINGS RELATING TO THE GOLD
     ---------------------------------

     Each of the Purchasers hereby jointly and severally warrants and undertakes that:

     (i) it shall riot use, convert, or otherwise deal with Delivered Gold or any part thereof except in the ordinary course of its business as now being conducted, and each Purchaser may move the Gold from one Approved Location to another Approved Location as necessary for its normal course of business provided that (a) the amount of Gold at any Approved Location does not exceed the maximum values or quantities listed in Schedule 5 to this Agreement in respect of that Approved Location and (b) the Supplier is given notice in writing of any such movement within the same day of such movement;

     (ii) the Supplier (through the Agreed Suppliers) shall be each Purchaser's sole supplier of gold other than gold provided by such Purchaser's customers for the purpose of processing;

     (iii) it will maintain security procedures, measures, safeguards, records and controls at the premises in which the Delivered Gold is stored to the satisfaction of the insurers referred to in Clause 11 and as the Supplier may reasonably require;

     (iv) it shall at all reasonable times upon reasonable notice (except in the case of emergency), allow the Supplier, its agents, officers and employees access to such portions of its books, records, and documents as they relate to the Supplier's security under the Security Documents (including books of accounts) and allow the Supplier to make copies (at the Supplier's cost) of such portions of its books, records and documents;

     (v) it shall and it shall procure that its employees shall provide the Supplier, its agents, officers and employees with any and all information requested by the Supplier for the purposes of matters relating to the Supplier's security under the Security Documents; and

     (vi) it shall not use the Delivered Gold in violation of any law, statute, ordinance, regulation or order.


10.  INVENTORY AUDIT
     ---------------

(A) An annual gold inventory audit of each Purchaser shall be conducted at the end of every calendar year by the Purchaser in the manner in which they are presently conducted and shall be observed by an independent third party satisfactory to the Supplier at the cost and expense of that Purchaser. Such audits shall be co-ordinated by AFW Ltd with the Supplier. The results of such audit shall be provided to the Supplier in the form in which they are currently presented or in such other form as may be agreed by the parties.

(B) In addition to the annual gold inventory audit, the Supplier may arrange for an independent third party satisfactory to the Purchasers to conduct further gold inventory audits as the Supplier deems necessary. In respect of these additional audits, the Supplier shall give due consideration to the possibility of production interruptions that may be caused by such audits.

(C) The reasonable costs and expenses incurred in carrying out the additional audits referred to in sub-Clause (B) shall be borne by the Supplier provided that the reasonable cost of such audits which are conducted following an Event of Default or Potential Event of Default shall be to the account of the Purchasers.

11.  INSURANCE
     ---------

(A) Each Purchaser, at its sole cost and expense, shall procure and maintain an "all risk" insurance policy and such other insurance as the Supplier may reasonably require with respect to Delivered Gold in an amount exceeding the Fair Market Value of the Delivered Gold at any time and other insurance with respect to its assets other than the Delivered Gold, with the Supplier as one of the named insured. All insurance provided for in this paragraph shall be effected under valid and enforceable policies, in such forms and in such amounts as may from time to time be reasonably required by Supplier, with insurance companies which are authorized to do business in the jurisdiction in which the Delivered Gold is located and acceptable to Supplier.

(B) All policies of insurance provided for in this Agreement shall contain clauses or endorsements to the effect that:

     (i) no act or omission of any relevant Purchaser, or anyone acting for and on behalf of the Purchaser which might otherwise result in a forfeiture or defence to payment of such insurance or any claim thereunder, or any part thereof, shall in any way affect the validity or enforceability of such insurance or any claim thereunder insofar as Supplier is concerned;

     (ii) such policies shall not be amended or cancelled in any respect affecting coverage on Delivered Gold or its other assets without any least 14 days prior written notice to the Supplier;

     (iii) the Supplier shall not be liable for any premium thereon or subject to any assessment thereunder;

     (iv) the insurers shall promptly advise the Supplier of any default in the payment by the respective Purchasers of any premium or call or failure to renew any such insurance at least 14 days prior to the date of renewal thereof; and

     (v) the insurers shall promptly advise the Supplier of any act or omission or of any event of which they have knowledge and which might invalidate or render unenforceable in whole or in part any such insurance.

(C) Each Purchaser shall at all times duly and punctually pay all premiums and other moneys payable under all such insurances as aforesaid and all similar insurances effected by the Supplier and promptly upon request by the Supplier produce to the Supplier the premium receipts or other evidence of payment thereof.

(D) If at any time any Purchaser shall fail to comply with any of the provisions herein, without prejudice to its other rights hereunder, the Supplier shall be entitled to procure such insurance in accordance with the aforesaid provisions, at that Purchaser's expense. All reasonable costs incurred by the Supplier in connection with such insurance shall be paid to the Supplier by that Purchaser on demand.

(E) No Purchaser shall at any time commit to any act or omission which might otherwise result in a forfeiture or defence to payment of such insurance effected by the Purchaser or the Supplier or any claim thereunder, or any part thereof, or which might in any way affect the validity or enforceability of such insurance or any claim thereunder.

(F) In the event of any loss or damage, proceeds in respect of such loss or damage shall be adjusted with the insurers and paid directly to the Supplier without deduction, other than to the extent required by law and the policies shall be endorsed accordingly.


12.  PURCHASER'S COVENANTS
     ---------------------

     Each of the Purchasers agree:

     (i) to provide the Supplier if and when applicable with the Purchaser's Sales Tax Exemption Certification Number exempting the Purchaser from payment of all personal, inventory, property or any other tax on Delivered Gold. Additionally, each Purchaser warrants that the Delivered Gold is being purchased for resale or to be used as a constituent of goods to be produced or manufactured for resale;

     (ii) to give the Supplier prompt written notice of any material litigation, arbitration or administrative proceeding initiated against it in any court, or by or before any arbitral tribunal or governmental regulatory body;

     (iii) to notify the Supplier immediately of any loss, theft or destruction of any Delivered Gold including process losses and other losses in the ordinary course of business involving an amount exceeding 50 ounces of Gold at any one time. This shall be without prejudice and in addition to the obligations (if any) of the Purchaser to report such losses under any insurance policy maintained under Clause 11;

     (iv) to do or cause to be done all material things necessary to preserve, renew and keep in full force and effect its corporate existence and comply with all laws and regulations applicable to it; provided that any breach of law and/or regulations that does not materially affect the Purchaser's solvency and/or ability to continue to conduct its business as contemplated by this Agreement and to fully perform and/or comply with its obligations as set out in this Agreement and the Security Documents to which it is a party, shall not constitute a breach of this Clause 12(iv);

     (v) to provide the Supplier with accurate and current information regarding its financial condition. Such information shall include, but not be limited to:

          (a) the financial and management statements as set out in Schedule 8 within the time period stated in that Schedule; and

          (b) weekly summary sheets detailing Gold inventory in the form as set out in Schedule 8 to be received by the Supplier within 2 Business Days of the end of every week. Such weekly summary sheets will detail all losses of any Delivered Gold, including process losses and other losses in the ordinary course of business;

     (vi) that it will not (and will not agree, conditionally or unconditionally: (to) sell, assign, transfer or otherwise encumber all or any part of its right, title and interest in and to the Delivered Gold until full payment therefor has been received by the Supplier, if after such sale, assignment, transfer or encumbrance, the Settlement Limit would be exceeded;

     (vii) that, from time to time on the request of the Supplier, it will execute and deliver promptly and duly to the Supplier any such further instruments or documents as the Supplier may reasonably require or which are required by law, for the purpose of obtaining the full benefit of the security under this Agreement and the Security Documents and/or of the rights and powers hereby granted;

     (viii) that it will promptly notify the Supplier of the occurrence of any Event of Default or Potential Event of Default, and will from time to time on request deliver to the Supplier a certificate confirming that no Event of Default or Potential Event of Default has occurred and is continuing or setting out details of any Event of Default or Potential Event of Default (as the case may be) and the action taken or proposed to be taken to remedy it;

     (ix) that it will cause AFW Corp not to change its principal place of business and chief executive offices from the address set forth in the paragraph (3) on page 1 of this Agreement without at least thirty days prior written notice to the Supplier;

     (x) that it will punctually pay or caused to be paid all rents, rates, taxes, duties, assessments and other outgoing payable in respect of its assets or any part thereof;

     (xi) to keep proper books of account and records so as to comply with the law applicable to it and to enable it to comply with its obligations hereunder;

     (xii) that each Employee Plan (as hereinafter defined), the administrators and fiduciaries of each Employee Plan and each Purchaser shall at all times comply with all applicable requirements of the United States Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), and any other applicable law (including regulations and rulings thereunder) governing each Employee Plan, and each Employee Plan shall at all times be properly administered in accordance with all such requirements of law and in accordance with its terms to the extent consistent with all requirements of law. For the purposes of this sub-Clause (xii), "Employee Plan" includes all pension, retirement, disability, medical, dental or other health insurance plans, life insurance or other death benefit plans, profit sharing, deferred compensation, stock option, bonus or other incentive plans, vacation benefit plans, severance plans, or other employee benefit plans or arrangements, including (without limitation) any pension plan (within the meaning of section 3(2) of ERISA) and any welfare plan (within the meaning of section 3(1) of ERISA), whether or not funded, covering any Subject Employee (as hereinafter defined) or to which Purchaser is a party or bound or by which Purchaser otherwise may have any liability to any Subject Employee. For purposes of this sub-Clause (xii), the term "Subject Employee" includes all current or former officers, directors, employees of consultants who are or were employed or otherwise compensated by the Purchaser; and

     (xiii) that it shall give the Supplier at least 90 days' prior written notice of any impending material change in the shareholding of any Purchaser or the beneficial ownership thereof, or any impending change of which it has knowledge in the beneficial ownership of the Holding Company as provided in Clause 15(A)(x), and it is further agreed that the Supplier will notify the Purchasers within 30 days thereafter if the approval of the Supplier for such change in shareholding or beneficial ownership is forthcoming (which approval shall not be unreasonably withheld). In the event that the approval of the Supplier is not given, then all outstanding amounts from the Purchasers under this Agreement must be paid, and all Delivered Gold which remains in the form of Gold that has not been purchased and paid for in US Dollars shall be returned, to the Suppler at least 30 days before such change in shareholding or beneficial ownership shall take place. For the purpose of this Clause, a material change in shareholding of any Purchaser refers to the acquisition by any person (other than the Holding Company or any of its subsidiaries) of more than 10% of the voting shares of that Purchaser or the beneficial ownership thereof.


13.  WARRANTIES
     ----------

     Each of the Purchasers represents and warrants to and for the benefit of the Supplier that:

     (i) it has the power to enter into, exercise its rights (if any) and perform and comply with its obligations under and to create the security to be created under this Agreement and the Security Documents;

     (ii) all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents) in order (a) to enable it lawfully to enter into, exercise its rights (if any) and perform and comply with its obligations under this Agreement (including the creation of the security expressed to be created under this Agreement and the Security Documents), (b) to ensure that those obligations and such security are valid, legally binding and enforceable and in the case of such security, will have the ranking which it is expressed to have, (c) to make this Agreement admissible in evidence in the courts of Singapore and (d) to make each Security Document admissible in the courts of the jurisdiction the laws of which govern that Security Document have been or will be taken, fulfilled and done;

     (iii) neither its entry into, exercise of its rights (if any) and/or performance of or compliance with its obligations under this Agreement (including the creation of the security expressed to be created by this Agreement and the Security Documents) does or will violate, or exceed any powers or restrictions granted or imposed under or pursuant to, (a) any law to which it is subject, (b) its Memorandum or Articles of Association or its equivalent in its respective jurisdiction and (c) any agreement to which it is a party or which is binding on it or on its assets;

     (iv) its obligations under this Agreement, the Security Documents and the security expressed to be created under this Agreement are valid, binding and enforceable;

     (v) no material litigation, arbitration or administrative proceeding is current or pending or, so far as it is aware, threatened to restrain the entry into, exercise of its rights (if any) under and/or performance or enforcement of or compliance with its obligations under, or the creation of the security expressed to be constituted under this Agreement and the Security Documents;

     (vi) (a) no petition has been presented, no meeting has been convened, and no other step has been taken, for its winding-up except for such petition or step which, in the reasonable opinion of the Supplier, is mala fides;

          (b) so far as it is aware after diligent enquiry, (1) no such step is intended by it or any other person and (2) no petition is outstanding for any such winding-up except for such petition or step which, in the reasonable opinion of the Supplier, is mala fides; and

          (c) no step has been taken for the appointment of a receiver, liquidator, judicial manager or similar officer of it or any of its assets except for such step which, in the reasonable opinion of the Supplier, is mala fides;

     (vii) neither it nor any of its assets is entitled to immunity from suit, execution, attachment or other legal process. Its entry into this Agreement constitutes, and the exercise of their respective rights and performance of and compliance with their respective obligations under this Agreement will constitute, private and commercial acts done and performed for private and commercial purpose;

     (viii) no Event of Default or Potential Event of Default, has occurred and it is not in breach of or default under any agreement relating to borrowed money nor, to an extent or in a manner which has or could have a material adverse effect on it, any other agreement;

     (ix) it is duly established and existing under the laws of the jurisdiction under which it is established and has the power and authority to own its assets and conduct the business which it conducts;

     (x) its accounts and consolidated accounts as at 31st December 1991 and for the year then ended and as delivered to the Supplier (with copies of the reports and approvals referred to in (b) below):

          (a) include a balance sheet and profit and loss account and such other financial statements (if any) as are required by the laws to which they are respectively subject;

          (b) save as stated in the notes thereto, were prepared in accordance with accounting principles and practices generally accepted, in the jurisdiction under which it is established and consistently applied and have been prepared, examined, reported on and approved in accordance with all procedures required by the documents constituting it and/or the laws to which it is subject;

          (c) together with those notes, give a true and fair view of its financial condition and operations (or, in the case of the
          consolidated accounts of the          AFW Group, of its consolidated
          financial condition and operations) as at that date and for the year then ended; and

          (d) together with those notes, disclose or reserve against all its liabilities (contingent or otherwise) as at that date and all unrealized or anticipated losses from any commitment entered into by it and which existed on that date,

     (xi) there has been no material adverse change in its financial condition or operations since 31 December 1991; and

     (xii) each Employee Plan, as defined in Clause 12(xii), the administrators and fiduciaries of each Employee Plan and each Purchaser has at all times complied with all applicable requirements of ERISA and any other applicable law (including regulations and rulings thereunder) governing each Employee Plan, and each Employee Plan has been at all times properly administered in accordance with all such requirements of law and in accordance with its terms to the extent consistent with all such requirements of law.


14.  FINANCIAL COVENANTS
     -------------------

     Each of the Purchasers hereby undertakes to the Supplier that:

     (i) it shall procure that the AFW Group maintains a current ratio exceeding 1.5: 1.0. For the purposes of this Clause "current ratio" shall be determined by dividing the total Current Assets of the AFW Group by the total Current Liabilities of the AFW Group;

     (ii) until such a time as the Consolidated Net Worth of the AFW Group exceeds US $7,000,000, it shall not declare or pay any dividend (whether final or interim) or any other distribution without the prior written consent of the

                                      -19

     Supplier, which shall not be unreasonably withheld; provided that in the event a dividend or other distribution is payable in accordance with the terms herein, after payment of the proposed dividend or distribution, the Net Worth of the AFW Group shall not be less than US $7,000,000;

     (iii) it will procure that the AFW Group maintains a minimum Consolidated Net Worth of US $1,200,000; and

     (iv) its intercompany debts (save for such debts as may be incurred in the ordinary course of business of the Purchaser on arms' length commercial terms) shall be subordinated to the Supplier to the Supplier's satisfaction.


15.  EVENTS OF DEFAULT
     -----------------

     (A) Events of Default:  If at any time and for any reason, whether within
         -----------------
or beyond the control of any party to this Agreement, any of the following occurs, such an occurrence shall constitute an Event of Default under this
Agreement:

     (i)  Non-Payment:  if any of the Purchasers or Guarantors shall fail to pay
          -----------
     when due sums of money whether principal, interest or any other sums payable under this Agreement or any of the Security Documents and such failure to pay is not remedied by payment in immediately available funds by 11 a.m. on the second Business Day following a written notice from the Supplier; or

     (ii)  Breach of Other Obligations and Warranty:
           ----------------------------------------

          (a)  save in the case of

               (i)  Clauses 12(iv), (vii) and (xii) herein;

               (ii) Clauses 8(A)(i) to (vi) and (viii) of the debenture executed by AFW Ltd in favour of the Supplier dated the date hereof; and

               (iii) Sections 5(a)(i) to (vi) and (viii) of the security agreement executed by AFW Corp in favour of the Supplier dated the date hereof (collectively the "Excepted Warranties"),

          if any of the Purchasers or Guarantors shall be in breach of any representations or warranties herein (or such representations or warranties are not correct and complied with in all respects at all times during the continuance of this Agreement and the security created by the Security Documents as if repeated then by reference to the then existing circumstances) or in the

          Security Documents or default in the due performance of any covenants, conditions or obligations on their part to be performed and observed hereunder; and

          (b) in the case of default or breach of any of the Excepted Warranties, if the default or breach is not remedied within 10 days of written notice from the Supplier; or

     (iii)  Cross Default:  if any other indebtedness of any of the Purchasers
            -------------
     or Guarantors whether due to the Supplier or third parties shall not be paid on its due date or becomes capable of being rendered due and payable before its normal maturity by reason of a default or event of default (however described) and, in the reasonable opinion of the Supplier, such event has or could have a material adverse effect on the solvency or the ability of any of the Purchasers or Guarantors to perform their obligations under this Agreement and/or any of the Security Documents; or

     (iv)  Cessation of Business:  if any of the Purchasers or Guarantors shall
           ---------------------
     cease or threaten to cease to carry on all or a material part of their respective businesses without the consent of the Supplier; or

     (v)  Enforcement Proceedings:  if a distress attachment or other execution
          -----------------------
     is levied or sued out upon or against any material part of the property of any of the Purchasers or Guarantors; or

     (vi)  Legal Proceedings:  if criminal legal proceedings, suit or action of
           -----------------
     any kind whatsoever is instituted against any of the Purchasers or Guarantors which in the reasonable opinion of the Supplier will materially affect the ability of any of the Purchasers or Guarantors to perform its/his respective obligations under this Agreement and the Security Documents in any material respect, and in the case of civil legal proceedings, suit or action of any kind whatsoever instituted against any of the Purchasers or Guarantors which in the reasonable opinion of the Supplier will materially affect the ability of any of the Purchasers or Guarantors to perform its/his respective obligations under this Agreement and the Security Documents and which are capable of settlement or remedy, are not settled ore remedied within 10 days of written notice of the Supplier; or

     (vii)  Security Enforceable:  if the holder of any present or future
            --------------------
     security on or over the substantial assets of any of the Purchasers or Guarantors becomes entitled to realize such security by foreclosure or other action; or

     (viii)  Illegality:  if it is or will become unlawful for any of the
             ----------
     Purchasers or Guarantors to perform or comply with any one or more of its respective obligations under this Agreement or the Security Documents; or

     (ix)  Authorization and Consents:  if any action, condition or thing of a
           --------------------------
     material nature (including the obtaining of any necessary consent) at any time required to be taken, fulfilled or done for any of the purposes stated in Clause 13(A)(ii) is not taken, fulfilled or done or such consent ceases to be in full force and effect without modification or any condition in or relating to any such consent is not complied with in any material respect; or

     (x)  Change in Shareholding:  if the beneficial ownership of a majority of
          ----------------------
     the outstanding voting stock of the Holding Company is acquired by any person or group within the meaning of the United States Securities Exchange Act of 1934; or

     (xi)  Insolvency:  if any of the Purchasers or Guarantors becomes
           ----------
     insolvent, is unable to pay its debts as they fall due, stops, suspends or threatens to stop or suspend payment of all or a material part of its debts, begins negotiations or takes any proceeding or other step with a view to readjustment, rescheduling or deferral of all of its/his indebtedness (or of any part of its/his indebtedness which it/he will or might otherwise be unable to pay when due) or proposes or makes a general assignment or an arrangement or composition with or for the benefit of its/his creditors or a moratorium is agreed or declared in respect of or affecting all or a material part of its/his indebtedness; or

     (xii)  Receivership:  if any of the Purchasers or Guarantors shall enter
            ------------
     into liquidation or bankruptcy whether compulsorily or voluntarily otherwise than in the course of a bona fide reorganization approved in advance by the Supplier in writing which approval shall not be unreasonably withheld; or if a receiver and/or manager or judicial manager shall be appointed in respect of any Purchaser's or Guarantor's undertaking or property or any part thereof, or a voluntary or involuntary proceeding in liquidation or bankruptcy is commenced by or against any of the Purchasers or Guarantors and in the case of an involuntary bankruptcy proceeding, which in the opinion of the Supplier is frivolous, is not discharged within thirty days; or

     (xiii)  Nationalization:  if a notice or proposal for compulsory
             ---------------
     acquisition of the assets of any of the Purchasers or Guarantors or any material or substantial part thereof shall be issued or made under or by virtue of an Act of Parliament or other statutory provision; or

     (xiv)  Security Imperiled:  if anything shall be done or suffered or
            ------------------
     omitted to be done by any of the Purchasers or Guarantors, which in the reasonable opinion of the Supplier, imperils or may imperil the security created by this Agreement or any of the Security Documents respectively; or

     (xv)  Material Adverse Change:  if there shall occur a material adverse
           -----------------------
     change in the business, assets, financial position, of any of the Purchasers or Guarantors which in the opinion of the Supplier materially affects the ability of any of the Purchasers or Guarantors to perform its/his obligations under this Agreement or the Security Documents respectively; or

     (xvi)  Cessation of Validity of Agreement/Security Documents:  this
            -----------------------------------------------------
     Agreement or any of the Security Documents ceases for any reason (or is claimed by any of the Purchasers or Guarantors not) to be the legal and valid obligations of any of the Purchasers or any of the Guarantors, binding upon it/him in accordance with its terms; or

     (xvii)  Taxes:  the failure of the Purchaser or any of its related
             -----
     Companies to pay any material federal, state or local taxes, assessments and/or other governmental charges when due and payable, other than those payable without penalty or interest or those being contested in good faith and by appropriate proceedings and for which adequate reserve shall have been provided; or

     (xviii)  Loss:  substantial loss, theft, destruction or damage to any
              ----
     Delivered Gold which is not covered by insurance; or

     (xix)  Lien:  failure of any Purchaser to discharge by way of payment or
            ----
     bond any lien, attachment of encumbrance on any Delivered Gold; or

     (xx)  Excess shipment of Delivered Gold:  shipment by any of the Purchasers
           ---------------------------------
     of any Delivered Gold to any of their customers if at any time the sum of the Price of such Delivered Gold as subsequently fixed and the aggregate amount of the Price outstanding and unpaid by all the Purchasers to the Supplier hereunder exceeds the Settlement Limit. For the avoidance of doubt, the Event of Default hereunder shall be deemed to have occurred at the time of shipment of such Delivered Gold notwithstanding the fact that the Price has not been fixed; or

     (xxi)  Analogous Events:  any event occurs which, under the laws of any
            ----------------
     applicable jurisdiction, has an analogous or equivalent effect to any of the events referred to in this sub-Clause (A).

(B)  Declaration of Acceleration of Payment:  The Supplier may at any time after
     --------------------------------------
the happening of an Event of Default (whether or not any notice pursuant to sub-Clause (B) of this Clause shall have been given by the Purchaser), by notice in writing to the Purchaser declare that all liabilities, indebtedness and obligations shall become immediately due and payable whereupon:

     (i)  Repayment:  all liabilities, indebtedness and obligations shall become
          ---------
     immediately due and payable without any further demand or notice which is hereby expressly waived;

     (ii)  Enforcement of Security Documents:  the Supplier shall be entitled to
           ---------------------------------
     exercise forthwith all or any rights, powers or remedies under this Agreement and the Security Documents; and

     (iii)  Return of Gold:  the Purchasers shall immediately return to the
            --------------
     Supplier, at the Purchasers' own cost and expense, all Delivered Gold which remains in the form of Gold that has not been purchased and paid for in US Dollars, or in the alternative, replacement ounces of gold in a physical form acceptable to the Supplier in its sole and absolute discretion, in either case at the locations as set out in Schedule 7 or such place or places as the Supplier shall notify to the Purchasers in writing.

The Supplier's rights hereunder are cumulative and may be exercised concurrently or in any order as the Supplier may in its absolute discretion think fit.


16.  TERMINATION
     -----------

(A) Unless otherwise terminated, this Agreement shall commence on the Completion Date and continue until terminated as hereinafter provided:

     (i) The Supplier may immediately terminate this Agreement at any time upon the occurrence of any Event of Default.

     (ii) Any of the parties hereto may terminate this Agreement by giving at least 6 months' written notice to the other parties.

     (iii) The Purchasers may immediately terminate this Agreement if this Supplier fails to deliver the required quantity of Gold (subject to the Supply Limit, the Settlement Limit and to events of force majeure as provided in Clause 23) within 5 Business Days after notice or request by any Purchaser.

(B) In the event of termination pursuant to subsection (A)(ii) and (A)(iii), the Purchasers, may at their option, return to the Supplier at the Purchasers' expense all Delivered Gold that has not been paid for to the Supplier's premises at the locations as set out in Schedule 7, or to such place or places as the Supplier shall notify to the Purchasers in writing or purchase such Delivered Gold in accordance with Clause 6 of this Agreement.


17.  NOTICES
     -------

(A)  Notices:  All notices, demands or other communications required or
     -------
permitted to be given or made hereunder to the Supplier or the Purchasers shall be in writing and in the English Language and sent by telex or telefax (with a hard copy to follow immediately by personal delivery or sent by prepaid registered post (by air-mail if to or from an address outside Singapore) to the intended recipient) addressed to the intended recipient thereof at his or its address set out below or at his or its telex or telefax number set out below (or to such other address or telex or telefax number as any party may from time to time duly notify the others):

     Supplier:           5th Floor
                         37 St Georges Terrace
                         Perth 6000
                         Western Australia

                         Telex no:  197319
                         Telefax no:  (09) 2211094

     AFW Ltd:            15 Senoko Avenue
                         Woodlands East
                         Singapore 758305

                         Telex no:  RS 564272 AFW SBR
                         Telefax no:  7586573

     AFW Corp:           907 Ravenwood Drive
                         P.O. Box 966
                         Selma, Alabama  36701

                         Telefax no:  1-334-874-7119

     Muller:             Zuercherstrasse 73
                         CH-8800 Thalwil Zurich
                         Switzerland

                         Telex no:  826899 SEP

                         Telefax no:  41-1-7211 1492

(B) Copies of the notices, demands or other communications referred to in sub-Clause (a) above to the Purchasers shall be sent or caused to be sent by the Supplier to the Holding Company at the address, telex or telefax number set out below:

     the Holding Company      2101 Blair Mill Rd
                              Willow Grove, Pa 19090
                              United States of America

                              Attention:  Chief Financial Officer

                              Telefax nos:    1-215-784-6258
                                              1-215-657-8947

(C)  Deemed Delivery:  Any such notice, demand or communication shall be deemed
     ---------------
to have been duly served on the respective Purchaser (if given or made by telex) immediately or (if given or made by telefax) when the telefax is received, whether or not the same has been forwarded to receive by the Holding Company pursuant to sub-Clause (B) above.


18.  GENERAL INDEMNITY
     -----------------

     The Purchasers shall indemnify the Supplier from and against all actions, losses, claims, proceedings, costs, demands and liabilities which may be suffered by it in the execution or purported execution or enforcement of any of the rights, powers, remedies, authorities or discretion vested in it under or pursuant to this Agreement.


19.  WITHHOLDING
     -----------

(A)  Payments to be free and clear:  All sums payable by the Purchasers under
     -----------------------------
this Agreement and the Security Documents ("Transaction Documents") shall be paid free of any restriction or condition, and free and clear of and (except to the extent required by law) without any deduction or withholding, whether for or on account of tax, by way of set-off or withholding or otherwise.

(B)  Grossing-up of Payments:
     -----------------------

     (i) If the Purchasers or any other person must at any time deduct or withhold any tax or other amount from any sum paid or payable by, or received or receivable from, the Purchasers under the Transaction Documents, the Purchasers shall pay such additional amount as is necessary to ensure that the Supplier receives on the due date and retains (free from any liability other than tax on its own Overall Net Income) a net sum equal to what it would have received and so retained had no such deduction or withholding been required or made.

     (ii) If the Purchasers or any other person must at any time pay any tax or other amount on, or calculated by reference to, any sum received or receivable by the Supplier under the Transaction Documents (except for a payment by the Supplier of tax on its own Overall Net Income), the Purchasers shall pay or procure the payment of that tax or other amount before any interest or penalty becomes payable or, if that tax or other amount is payable and paid by the Supplier, shall reimburse it on demand for the amount paid by it.

     (iii) Within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any tax or other amount which it is required by sub-Clause
     (ii) above to pay, the Purchasers shall deliver to the Supplier evidence satisfactory to the Supplier of that deduction, withholding or payment and (where remittance is required) of the remittance thereof to the relevant taxing or other authorities.

     (iv) In this Clause "Tax on Overall Net Income" of a person shall be construed as a reference to tax (other than tax deducted or withheld from any payment) imposed on that person by the jurisdiction in which its principal office (and/or, in the case of the Supplier, its office through which it is acting in connection with the Transaction Documents) is located on (1) the net income, profits or gains of that person worldwide or (2) such of its net income, profits or gains as arise in or relate to that jurisdiction.


20.  CURRENCY INDEMNITY
     ------------------

(A) The Currency of Account is the sole currency of account and payment for all Sums payable by the Purchasers under or in connection with this Agreement, including damages.

(B) Any amount received or recovered in a currency other than the Currency of Account (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up of any Purchaser or otherwise) by the Supplier in respect of any liability shall only constitute a discharge to the Purchasers to the extent of the amount in the Currency of Account which the Supplier is able, in accordance with its usual practice, to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

(C) If that amount in the Currency of Account is less than the amount of the liability in the Currency of Account the Purchasers shall indemnify the Supplier against any loss sustained by it as a result. In any event, the Purchasers shall indemnify the Supplier against the cost of making any such purchase. For the purpose of this Clause 20(C), it will be sufficient for the Supplier to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

(D) The above indemnity constitutes a separate and independent obligation from the other obligations in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by the Supplier and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any liability or any other judgment or order.

(E) If the amount in the Currency of Account as referred to sub-Clause (B) is more than the amount of the liability in the Currency of Account and any other sum then due to the Supplier, the Supplier shall return to the Purchaser the amount in excess of the liability in the Currency of Account.


21.  SET-OFF
     -------

     Each Purchaser authorizes the Supplier to apply (without prior notice) any credit balance (whether or not then due and whether it is monetary or in troy ounces of Gold) to which the Purchaser is at any time beneficially entitled on any account at, any sum held to its order by and/or any liability of, any office of the Supplier in or towards satisfaction of all or any part of the indebtedness of the Purchasers such as the Price, consignment and fee and interest therein which are due and unpaid and, for that purpose, to convert one currency into another. The Supplier shall not be obliged to exercise any of its rights under this Clause, which shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).


22.  CONFIDENTIALITY
     ---------------

(A) All communications between the parties hereto or any of them and all information and other material supplied to or received by any of them from any of the others which is either marked "confidential" or is by its nature intended to be exclusively for the knowledge of the recipient alone and any information concerning the business transactions or the financial arrangements of the parties hereto or of any person with whom any of them is in a confidential relationship with regard to the matter in question coming to the knowledge of the recipient shall be kept confidential by the recipient except in the event of enforcement by any party of its rights under or in connection with this Agreement and/or any Security Document or unless or until compelled to disclose by judicial or administrative procedures or in the opinion of its counsel, by other requirements of law, or the recipient can reasonably demonstrate (a) that it is or part of it is, in the public domain, whereupon, to the extent that it is public, this obligation shall cease but only to the extent required under the respective circumstances.

(B) The terms of this Agreement shall be kept confidential by each of the parties hereto and shall not be disclosed to any third party without the prior written consent of all the other parties hereto subject to the exceptions set forth in sub-Clause (A) above.

(C) The parties hereto shall ensure that their agents, officers and employees shall only be allowed access to such information to the extent necessary for the purpose of performing their duties, and shall procure its agents, officers and employees to comply with the confidentiality provisions of this Clause 22.

(D) The obligations contained in this Clause shall endure, even after the termination of this Agreement, without limit in point of time except and until any confidential information enters the public domain as set out above.


23.  FORCE MAJEURE
     -------------

     If the ability of the Supplier to perform its obligations under this Agreement or any order hereunder is limited, delayed or prevented in whole or in part by reason of any cause or event beyond the control of the Supplier including but without limiting the foregoing, fire, storm, tempest, explosion, accident, breakdown of plant or machinery, strike, industrial dispute, war, civil strike or commotion, act of foreign enemy, hostilities (whether war be declared or not), law or act of or authorised by a government, the Supplier shall be excused, discharged or released without penalty or liability from its obligations under this Agreement and/or such order to the extent and for the period that such performance is so limited, delayed or prevented.

24.  GENERAL MATTERS
     ---------------

(A)  Remedies:  No remedy conferred by any of the provisions of this
     --------
Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute or otherwise, and each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more of such remedies by any of the parties hereto shall not constitute a waiver by such party of the right to pursue any other available remedies.

(B)  Assignment:  The respective rights and obligations of the parties
     ----------
hereunder shall not be assignable or transferable in any way. Any attempted assignment or transfer shall be void.

(C)  Further Acts:  Each of the parties hereto undertakes to each of the
     ------------
others to do all things reasonably within its power which are necessary or desirable to give effect to the spirit and intention of this Agreement and the Security Documents and shall execute and do and take such steps as may be in its power to, procure that all other necessary persons, if any, execute and perform all such further documents, agreements, deeds, acts, assurances and things as may be required so that full effect may be given to the provisions of this Agreement and the Security Documents.

(E)  Severance:  If any provision of this Agreement or part thereof is
     ---------
rendered void, illegal or unenforceable by any legislation to which it is subject, it shall be rendered void, illegal or unenforceable to that extent and no further and the parties hereto shall negotiate in good faith in order to agree on the terms of a mutually satisfactory provision to be substituted for the provision so found to be void, illegal or unenforceable.

(F)  Non-waiver:  No waiver of any provision of this Agreement nor consent
     ----------
to any departure therefrom by any of the parties hereto shall be effective unless the same shall be in writing and then such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given. No default or delay on the part of any of the parties hereto in exercising any rights, powers or privileges hereunder shall operate as a waiver thereof or of any other right hereunder; nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other rights, power or privilege.

(G)  Release and Indulgence:  Any liability to any party hereunder may in
     ----------------------
whole or in part be released or compromised or time or indulgence given by any other party hereto in its absolute discretion as regards any of the parties under such liability without in any way prejudicing or affecting its rights against any other or others under the same or a like liability whether joint and several or otherwise.

(H)  Time of Essence:  Any time, date or period mentioned in any provision
     ---------------
of this Agreement may be extended with the prior written consent of the Supplier but as regards any time, date or period originally fixed and not extended or any time, date or period so extended as aforesaid, time shall be of the essence.


25.  COSTS AND EXPENSES
     ------------------

     The Purchasers shall pay:

     (i) on demand, all reasonable costs and expenses (including legal fees, inventory audit fees, taxes and stamp duty) incurred by the Supplier in connection with the preparation, negotiation, entry into or performance of this Agreement and/or the Security Documents and/or any amendments of, supplemented to or waiver in respect of this Agreement and/or the Security Documents provided that the Purchaser shall have the right to request at any reasonable time a budget for the legal costs to be incurred for and on their behalf and provided that the Supplier shall provide AFW Ltd with a weekly statement detailing all legal and other costs incurred up to a date not more than 10 Business Days before the date on which the relevant statement is given to AFW Ltd. It is AFW Ltd's responsibility to monitor such costs. AFW Ltd may notify the Supplier at any time during the preparation of the legal documents to halt the documentation. The Purchasers shall be liable to pay all costs incurred up to and including the date of such notification. After notification, no further costs shall be incurred until the parties have discussed and agreed on a revised budget or otherwise;

     (ii) on demand, all costs and expenses (including legal fees) incurred by the Supplier in protecting or enforcing any rights under this Agreement and/or the Security Documents and/or any such amendment, supplement or waiver; and

     (iii) promptly, and in any event before any penalty becomes payable, any stamp, documentary, registration or similar tax payable in connection with the entry into, performance, enforcement or admissibility in evidence of this Agreement and/or the Security Documents and/or any such amendment or waiver, and shall indemnify the Supplier against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.

                                      -31

26.  PREVIOUS AGREEMENTS
     -------------------

(A)  Previous Agreements superseded:  This Agreement embodies all the terms and
     ------------------------------
conditions agreed between the parties hereto and supersedes, substitutes and cancels all other previous agreements and undertakings, if any, between all or any of the parties hereto with respect to the subject matter of this Agreement, whether such be oral or written. All other documents, correspondences and representations oral or otherwise not specifically set out herein shall be deemed to be excluded.

(B)  Amendment and Variation:  No amendment or variation of this Agreement shall
     -----------------------
be effective unless in writing and signed by or on behalf of each of the parties hereto and expressly stated to be an amendment or variation of this Agreement.


27.  COUNTERPARTS
     ------------

     This Agreement may be signed in any number of counterparts, all of which when taken together shall constitute one and the same instrument. Any of the parties hereto may enter into this Agreement by signing any such counterpart.


28.  JOINT AND SEVERAL LIABILITY
     ---------------------------

     The liability of the Purchasers hereunder is joint and several and each of them undertakes to procure that each of the other Purchasers will duly perform its obligations hereunder.


29.  GOVERNING LAW AND JURISDICTION
     ------------------------------

(A)  Governing Law:  This Agreement shall be governed by and construed in
     -------------
accordance with the laws of Singapore.

(B)  Jurisdiction:  In relation to any legal action or proceedings arising out
     ------------
of or in connection with this Agreement ("Proceedings"), the parties hereto hereby irrevocably submit to the jurisdiction of the courts of Singapore.

(C)  Submission non-exclusive:  That submission shall not affect the right of
     ------------------------
any party to take Proceedings in any other jurisdiction nor shall the taking of Proceedings in any jurisdiction preclude any other party from taking Proceedings in any other jurisdiction.

(D)  Service of Process:
     ------------------

     (i) Muller and AFW Corp each irrevocably appoints AFW Ltd, and its permitted successors and assigns (the "process agent") to receive, for it and on its behalf and for and on the behalf of its successors and/or assigns, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent at its address for communications pursuant to Clause 17 (whether or not it is forwarded to and received by Muller or AFW Corp (as the case may be), its permitted successors or assigns. If for any reason the process agent ceases to be able to act as such, each of Muller and AFW Corp irrevocably agrees to appoint a substitute process agent acceptable to the Supplier, and to deliver to the Supplier a copy of the new process agent's acceptance of that appointment, within thirty (30) days of the resignation of the previous process agent.

     (ii) The Supplier irrevocably appoints N M Rothschild & Sons (Singapore) Limited of 20 Cecil Street #09-00 The Exchange, Singapore 049705 (the "process agent") to receive, for it and on its behalf and for and on the behalf of its permitted successors and/or assigns, service of process in any Proceedings in Singapore. Such service shall be deemed completed on delivery to the process agent at its address for communications pursuant to Clause 17 (whether or not it is forwarded to and received by the Supplier (as the case may be), its permitted successors or assigns). If for any reason the process agent ceases to be able to act as such, the Supplier irrevocably agrees to appoint a substitute process agent acceptable to the Purchasers, and to deliver to the Purchasers a copy of the new process agent's acceptance of that appointment, within thirty (30) days of the resignation of the previous process agent.

                                   SCHEDULE 1
                                   ----------

                             CONSOLIDATED NET WORTH
                             ----------------------


Consolidated Net Worth:  means the aggregate of:

                         (i) the nominal capital of AFW Corp for the time being issued and paid up; and

                         (ii) the amounts standing to the credit of the capital
                              and revenue reserves (including share premium account, capital redemption reserve fund and profit and loss account) of AFW Corp and its subsidiaries on a consolidated basis;

                         all as shown in the audited or unaudited consolidated accounts of AFW Corp last delivered pursuant to Clause 12(v), in form and substance acceptable to the Supplier, but after:

                         (a) making such adjustments as may be appropriate in respect of any variations in the issued and paid up share capital, the share premium account and the capital redemption reserve fund of AFW Corp or any of its subsidiaries since the date of the audited or unaudited consolidated accounts of AFW Corp and its subsidiaries last delivered pursuant to Clause 12(v), in form and substance acceptable to the Supplier;

                         (b)  excluding any sums set aside for future taxation;

                         (c)  deducting:

                              (1) an amount equal to any distribution by AFW Corp or any of its subsidiaries out of profits earned prior to the date of the audited or unaudited consolidated accounts last delivered pursuant to Clause 12(v) and in form and substance acceptable to the Supplier, and which have been declared, recommended or made since that date except so far as provided for in such accounts;

                              (2)   all goodwill and other intangible assets;

                              (3)   any debit balance on profit and loss
                                    account;

                              (4) any amounts arising from a writing-up after the date of this Agreement of the book values of any property of AFW Corp (any increases in the book value of property which results from its transfer being deemed for this purpose to have arisen from a writing-up); and

                         (d) leaving out of account sums attributable to interests of shareholders other than AFW Corp or any of its subsidiaries in any subsidiary of AFW Corp.

                                   SCHEDULE 2
                                   ----------


                                     PRICE
                                     -----

================================================================================
   Purchaser                              Premium Rate
--------------------------------------------------------------------------------

                   Fixing Charges
                      (US$ per                       Delivery Charges
                     troy ounce)                   (US$ per troy ounce)
--------------------------------------------------------------------------------

AFW Ltd                XXXXX           (i)  Golden
(for delivery                               West Refinery
in Singapore)                               ("GWR");

                                            Loco Singapore     XXXXX
                                            kilo bars

                                            Loco Singapore     XXXXX (but if the
                                            anodes             volume of GWR
                                                               anodes delivered
                                                               Loco Singapore
                                                               in any calendar
                                                               month exceeds
                                                               XXXXX kilograms,
                                                               the delivery
                                                               charge for each
                                                               additional troy
                                                               ounce will be
                                                               US$XXXXX per troy
                                                               ounce).

                                       (ii)  Degusse           XXXXX
                                             anodes Loco
                                             Singapore

--------------------------------------------------------------------------------

AFW Corp               XXXXX           XXXXX troy ounce        XXXXX (subject to
(for delivery                          Large Bars              a minimum
in Selma)                              Loco Selma              commitment to
                                                               take at least
                                                               XXXXX troy ounces
                                                               per week.  If
                                                               that volume is
                                                               not maintained,
                                                               then the
                                                               delivery charge
                                                               shall be US$XXXXX
                                                               per troy ounce).

================================================================================


                                   SCHEDULE 3
                                   ----------


                               SECURITY DOCUMENTS
                               ------------------


1.   Debenture to be executed by AFW Ltd in favour of the Supplier.

2. Separate Guarantees and Indemnities to be executed by each of the Purchasers in favour of the Supplier in respect of the obligations of the other Purchasers.

3. All risk insurance policy covering the Delivered Gold with the Supplier named as the insured and containing clauses providing that the insurer concerned cannot terminate such insurance without giving the Supplier at least 14 days' prior written notice of termination and complying with all other requirements of Clause 11.

4.   Security Agreement to be executed by the Supplier and AFW Corp.

5.   Financing Statement to be executed by the Supplier and AFW Corp.

                                   SCHEDULE 4
                                   ----------


                                   DOCUMENTS
                                   ---------


1. Memorandum and Articles of Association or their equivalents in their respective jurisdictions of each of the Purchasers and the Holding Company.

2. Certified copies of all forms and documents necessary for the registration and lodgment (if necessary) of the Security Documents in any appropriate registry duly signed by the Purchasers and such registration and lodgment having been duly completed.

3. A copy of the resolution of its Board of Directors of each of the Purchasers and the Holding Company (and general meeting if the Supplier so requires) approving and authorizing a person or persons to execute this Agreement and the Security Documents and the affixation of the Common Seals thereto.

4. Legal opinion of legal counsels from Alabama, Zurich & Cayman Islands which are satisfactory to the Supplier as to the validity and enforceability of this Agreement and the Security Documents according to their terms and of the choice of governing law.

                                   SCHEDULE 5
                                   ----------


                               ALLOCATION OF GOLD
                               ------------------


Purchaser                      Amount of Gold
-----------                    --------------
                         (troy ounces)/(US $ representing the
                         aggregate Fair Market Value of Gold)
                         whichever is the lesser
AFW Ltd                      28,000/11,700,000

AFW Corp                     11,000/4,850,000

Muller                        3,100/1,395,000

                                   SCHEDULE 6
                                   ----------


                      FINANCIAL AND MANAGEMENT STATEMENTS
                      -----------------------------------


                              Financial Statements
                              --------------------


     Unless otherwise indicated, the following financial statements shall be audited statements prepared in accordance with generally accepted accounting principles, consistently applied and be provided to the Supplier within 120 days of the financial year end of the respective companies.


     Company/Group
     -------------

     Holding Company (audited consolidated)

     AFW Corp (unaudited company and consolidated)

     AFW Ltd

     Muller (as currently audited and reported)



                             Management Statements
                             ---------------------


     The following companies shall submit quarterly Management Statements to the Supplier within 45 days of the end of the financial year quarter:

     Holding Company

     AFW Corp (consolidated)

     AFW Ltd

     Muller (as currently audited and reported)

                                   SCHEDULE 7
                                   ----------


                          LOCATIONS FOR RETURN OF GOLD
                          ----------------------------



Purchaser                     Location to be returned to
---------                     --------------------------
AFW Corp    Royal Canadian Mint    Johnson Matthey Inc
            320 Sussex Drive       4601 West 2100 South
            Ottawa                 Salt Lake City
            Ontario                Utah 84120
            Canada K1A OG8         USA
            Tel:  001116139933500  Tel:  001118019726468
            Fax:  001116139930110  Fax:  001118019745928

Muller      Pamp SA
            Castel San Pietro
            CH-6874
            Switzerland
            Tel:  00114191438041
            Fax:  00114191436979


AFW Ltd     N M Rothschild & Sons (Singapore) Limited
            20 Cecil Street
            #09-00 The Exchange
            Singapore 049705
            Tel:  (85) 535-8311
            Fax:  (85) 535-8326

                                   SCHEDULE 8
                                   ----------

                         FORM OF WEEKLY SUMMARY REPORT
                         -----------------------------

===============================================================================================
                  OPERATION                 AFW      AFW      AFW     TOTAL AS AT    WORK WEEK
                                           SING     SELMA   MUELLER     DD/MM/YY    GAIN/(LOSS)
                                          (GRAMS)  (GRAMS)  (GRAMS)     (GRAMS)       (GRAMS)
===============================================================================================

 1.  RAW MATERIALS/VAULT
     ------------------------------------------------------------------------------------------
 2.  REFINERY
     ------------------------------------------------------------------------------------------
 3.  INDUCTION/BULK BLOCK/FOUNDRY
     ------------------------------------------------------------------------------------------
 4.  WIRE DRAWING
     ------------------------------------------------------------------------------------------
 5.  SPOOLING/ANNEALING
     ------------------------------------------------------------------------------------------
 6.  REWIND
     ------------------------------------------------------------------------------------------
 7.  FINISHED GOODS
     ------------------------------------------------------------------------------------------
 8.  SCRAP
     ------------------------------------------------------------------------------------------
 9.  CC/CA/SPECIALTY
     ------------------------------------------------------------------------------------------
10.  ENGINEERING/R&D
     ------------------------------------------------------------------------------------------
11.  AA LAB
     ------------------------------------------------------------------------------------------
12.  CUSTOMERS' RETURNS
     ==========================================================================================
13.  TOTAL PHYSICAL INVENTORY IN-PLANT
     ------------------------------------------------------------------------------------------
14.  GOLD IN-TRANSIT
     =============================================================================
15.  TOTAL INVENTORY
     LESS:
     -----
                                        ------------------------------------------
16.  AFW METAL PICK-UP
     -----------------------------------------------------------------------------
17.  CUSTOMERS' RETURNS
     -----------------------------------------------------------------------------
18.  T.L. CONSIGNED GOLD
     -----------------------------------------------------------------------------
19.  CONTRACT GOLD
     -----------------------------------------------------------------------------
20.  TOTAL CONSIGNED INVENTORY (GRAMS)
     =============================================================================
21.  TOTAL CONSIGNED INVENTORY (T.OZS)
     =============================================================================
22.  US $0.00 DD/MM/YY LGP PM FIX
==============================================================================================

==============================================================================================
                 BAL CONSIGNMENT INVENTORY OVERALL RECONCILIATION (TROY OZS)
==============================================================================================
OPENING BALANCE DD/MM/YY
----------------------------------------------------------------------------------------------
ADD:  RECEIPTS
----------------------------------------------------------------------------------------------
GOLD IN-TRANSIT
----------------------------------------------------------------------------------------------
LESS:  GOLD PURCHASED
----------------------------------------------------------------------------------------------
CLOSING BALANCE AS ABOVE (T.OZS)
==============================================================================================

     IN WITNESS WHEREOF this Agreement has been entered into on the date stated
     ------------------
at the beginning.



Signed Sealed and Delivered by           )
ROTHSCHILD AUSTRALIA LIMITED             )
by its Attorneys GARY ALLEN PRYKE        )
and YAP HAN YANG                         )
under a Power of Attorney                )
dated the 22nd day of December 1992      )
in the presence of:                      )



Signed Sealed and Delivered by           )
ROY KELLY PAYNE                          )
for and on behalf of                     )
AMERICAN FINE WIRE LIMITED               )
in the presence of:                      )



Signed Sealed and Delivered by           )
ROY KELLY PAYNE                          )
for and on behalf of                     )
AMERICAN FINE WIRE CORPORATION           )
in the presence of:                      )



Signed Sealed and Delivered by           )
ROY KELLY PAYNE                          )
for and on behalf of                     )
DR. MULLER FEINDRAHT AG                  )
in the presence of:                      )

     IN WITNESS WHEREOF this Amendment Agreement has been entered into on the
     ------------------
date stated at the beginning.



Signed Sealed and Delivered by           )
                                         )
as attorney for and on behalf of         )
ROTHSCHILD AUSTRALIA LIMITED             )
in the presence of:                      )



The Common or Corporate Seal of          )
AMERICAN FINE WIRE LIMITED was           )
hereunto affixedin the presence of:      )

R. Kelly Payne, Director



Signed Sealed and Delivered by           )
ROY KELLY PAYNE                          )
as attorney for and on behalf of         )
AMERICAN FINE WIRE CORPORATION           )
in the presence of:                      )



Signed Sealed and Delivered by           )
ROY KELLY PAYNE                          )
as attorney for and on behalf of         )
DR MULLER FEINDRAHT AG                   )
in the presence of:                      )